Return Stacked Global Stocks & Bonds ETF
Schedule of Investments
as of April 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 93.0%	Shares	Value
Vanguard Total International Stock ETF(a)	528,336	$31,118,990
Vanguard Total Stock Market ETF(a)	182,336	45,330,553
TOTAL EXCHANGE TRADED FUNDS (Cost $73,488,322)		76,449,543

SHORT-TERM INVESTMENTS - 4.5%
Money Market Funds - 4.5%
First American Government Obligations Fund - Class X, 5.23%(b)	3,659,404	3,659,404
TOTAL SHORT-TERM INVESTMENTS (Cost $3,659,404)		3,659,404

TOTAL INVESTMENTS - 97.5% (Cost $77,147,726)		$80,108,947
Other Assets in Excess of Liabilities - 2.5%		2,063,924
TOTAL NET ASSETS - 100.0%		$82,172,871

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the annualized 7-day effective yield as of April 30, 2024.

Return Stacked Global Stocks & Bonds ETF
Schedule of Open Futures Contracts
as of April 30, 2024 (Unaudited) The Return Stacked Global Stocks & Bonds ETF had the following futures contracts outstanding with PhillipCapital Inc.

Description	Contracts Purchased	Expiration Date	Notional	Value / Unrealized Appreciation (Depreciation)
S&P 500 Index	31	06/21/2024	$7,853,850	$(216,941)
U.S. Treasury 10 Year Notes	192	06/18/2024	20,628,000	(519,628)
U.S. Treasury 2 Year Notes	106	06/28/2024	21,481,562	(216,023)
U.S. Treasury 5 Year Note	200	06/28/2024	20,948,438	(407,308)
U.S. Treasury Long Bonds	176	06/18/2024	20,031,000	(747,799)
				$(2,107,699)
Total Unrealized Appreciation (Depreciation)				$(2,107,699)

Summary of Fair Value Exposure at April 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2024:

Return Stacked Global Stocks & Bonds ETF

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$76,449,543	$–	$–	$76,449,543
Money Market Funds	3,659,404	–	–	3,659,404
Total Assets	$80,108,947	$–	$–	$80,108,947

Other Financial Instruments(a):
Liabilities
Futures Contracts	$(2,107,699)	$–	$–	$(2,107,699)
Total Liabilities	$(2,107,699)	$–	$–	$(2,107,699)

(a) The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of April 30, 2024.

Refer to the Schedule of Investments for industry classifications.